UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2006

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Stock Option Amendments for Section 409A Cure

Section 409A of the Internal Revenue Code imposes significant additional taxes on stock options granted with an exercise price lower than the fair market value on the date of grant that vest after December 31, 2004. We have determined that the exercise prices of certain options previously granted to our current and former officers were granted at less than the fair market value of our common stock at the time of such grants (the “Officer Options”). Unless the Officer Options are modified on or before December 31, 2006, pursuant to Section 409A, significant additional taxes could be imposed on the Officer Options. As a result, we have offered to amend the unexercised Officer Options to effect a cure permissible under Section 409A. This cure can be effected either by increasing the exercise prices to the fair market values on the dates the Officer Options were granted or by limiting the time period in which exercises can be made to a specific calendar year.

The following executive officers of Power Integrations have agreed to amend some of the outstanding unexercised Officer Options held by them by increasing the options’ exercise prices as set forth below. Modified exercise prices are equal to the closing price on the Nasdaq Global Market of our common stock on the date we have determined to be the revised measurement date of the applicable option under the methodology we intend to use to restate our financial statements that we will include in our Annual Report on Form 10-K for the year ended December 31, 2005. These option amendments are as follows:

Optionee	Number of Unexercised Shares	Original Exercise Price	Modified Exercise Price
John Tomlin	19,401	$17.75	$18.95
Clifford J. Walker	23,438	$17.75	$18.95
Bruce Renouard	23,438	$17.75	$18.95

The following executive officers of Power Integrations have agreed to amend certain outstanding unexercised Officer Options held by them by modifying such options’ exercise period. These option amendments are as follows:

Optionee	Number of Unexercised Shares	Exercise Price	Calendar Year Elected for Exercise Period
John Tomlin	1,968	$14.82	2007
John Tomlin	3,843	$14.82	2007
John Tomlin	18,459	$18.60	2007
John Tomlin	18,000	$18.60	2008
Clifford J. Walker	861	$12.10	2007
Clifford J. Walker	2,785	$12.10	2007
Clifford J. Walker	1,968	$14.82	2007
Clifford J. Walker	6,991	$14.82	2008
Clifford J. Walker	10,000	$14.82	2009
Bruce Renouard	21,782	$14.82	2007
Bruce Renouard	20,000	$14.82	2008
Bruce Renouard	1,968	$14.82	2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.
By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer

Dated: December 26, 2006